UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) – July 20, 2005

The First of Long Island Corporation

(Exact Name of Registrant as Specified in Charter)

New York	0-12220	11-2672906

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10 Glen Head Road, Glen Head, New York	11545

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code - (516) 671-4900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Election of Director

Effective July 20, 2005, Stephen V. Murphy, age 59, was elected in accordance with the Bylaws of The First of Long Island Corporation to serve as a Class II director until the 2006 annual meeting of stockholders. Mr. Murphy was also elected to serve as a director of the Corporation’s wholly-owned subsidiary, The First National Bank of Long Island. It is not known at this time on which Board committees of the Corporation and the Bank Mr. Murphy will serve.

Item 9.01. Exhibit

Exhibit 99.1. Press Release Announcing the Election of Stephen V. Murphy to The Board of Directors of The
First of Long Island Corporation and The First National Bank of Long Island

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The First of Long Island Corporation

(Registrant)

Date: July 25, 2005	By: /s/ Mark D. Curtis
Mark D. Curtis
Senior Vice President & Treasurer
(principal accounting & financial officer)